                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 18, 2000


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-24346                                         41-1461110
------------------------------------        ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
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              (Address of Principal Executive Offices)               (Zip Code)

                                 (651) 312-2222
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                       Date of Report: September 18, 2000


Item                                                             Page
----                                                             ----
Item 3.       Bankruptcy or Receivership.                           1

Item 7.       Financial Statements and Exhibits.                    1

Signature                                                           2

Exhibits                                                           E-1


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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

         On September 18, 2000, Video Update, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The case has been assigned docket numbers 00-3663 through 00-3683.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              A.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not Applicable

              B.  PRO FORMA FINANCIAL INFORMATION.

                           Not Applicable

              C.  EXHIBITS.

                  The following exhibits are filed with this report:

                  Exhibit No.                                 Title

                        99                                 Press Release












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Video Update, Inc.



Dated:  September 20, 2000           By: /s/ Daniel A. Potter
                                         ---------------------------------
                                         Daniel A. Potter
                                         Chairman and Chief Executive Officer











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                                  EXHIBIT INDEX

                  Exhibit No.                                 Description
                  -----------                                 -----------

                     99                                       Press Release








                                      E-1